SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

Biogen, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12042	04-3002117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fourteen Cambridge Center
Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)

(617) 679-2000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 31, 2003, the Registrant publicly disseminated a press release announcing the approval of AMEVIVE® (alefacept) for the treatment of adult patients with moderate-to-severe chronic plaque psoriasis who are candidates for systemic therapy or phototherapy. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibit.

99.1 The Registrant’s Press Release dated January 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN, INC

By: /s/ Anne Marie Cook

Anne Marie Cook Vice President, Chief Corporate Counsel

Dated: January 31, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant’s Press Release dated January 31, 2003